UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023 (July 1, 2023)

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18 E. Dover St., Easton, Maryland	21601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SHBI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective July 1, 2023, Shore Bancshares, Inc., a Maryland corporation (“SHBI” or the “Company”), completed its merger of equals (the “Merger”) with The Community Financial Corporation, a Maryland corporation (“TCFC”), pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 14, 2022, by and between SHBI and TCFC. At the effective time of the Merger (the “Effective Time”), TCFC was merged with and into SHBI, with SHBI as the surviving corporation, which was promptly followed by the merger of TCFC’s wholly-owned bank subsidiary, Community Bank of the Chesapeake, a Maryland-chartered commercial bank (“CBC”), with and into Shore United Bank, N.A. (“Shore United”), which is the wholly-owned subsidiary of SHBI, with Shore United as the surviving bank.

Pursuant to the terms of the Merger Agreement, each share of TCFC common stock, par value $0.01 per share (“TCFC Common Stock”), outstanding immediately prior to the Effective Time was converted into 2.3287 shares (the “Exchange Ratio”) of SHBI common stock, par value $0.01 per share (“SHBI Common Stock”), with an amount in cash, without interest, to be paid in lieu of fractional shares (the “Merger Consideration”).

At the Effective Time, and pursuant to the Merger Agreement, (i) each award in respect of a share of TCFC Common Stock subject to vesting, repurchase or other lapse restriction (a “TCFC Restricted Stock Award”) that was outstanding immediately prior to the Effective Time was automatically converted into a restricted stock award (a “SHBI Restricted Stock Award”) in respect of that number of shares of SHBI Common Stock, equal to the product of the total number of shares of TCFC Common Stock subject to the TCFC Restricted Stock Award multiplied by the Exchange Ratio; (ii) each time-vesting restricted stock unit award in respect of a share of TCFC Common Stock (a “TCFC RSU Award”) that was outstanding immediately prior to the Effective Time was automatically converted into a time-vesting restricted stock unit award (a “SHBI RSU Award”) in respect of that number of shares of SHBI Common Stock, equal to the product of the total number of shares of TCFC Common Stock subject to the TCFC RSU Award multiplied by the Exchange Ratio; and (iii) each performance-vesting restricted stock unit award in respect of a share of TCFC Common Stock (a “TCFC PSU Award”) that was outstanding immediately prior to the Effective Time was automatically converted into a SHBI RSU Award in respect of that number of shares of SHBI Common Stock equal to the product of the total number of shares of TCFC Common Stock subject to the TCFC PSU Award multiplied by the Exchange Ratio. The number of shares of TCFC Common Stock subject to a TCFC PSU Award immediately prior to the Effective Time was determined assuming performance goals were satisfied based on target performance. Each outstanding share of SHBI Common Stock remained outstanding and was unaffected by the Merger.

The total aggregate consideration delivered to holders of TCFC Common Stock was approximately 13,296,910 shares of SHBI Common Stock. The issuance of shares of SHBI Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Registration Statement on Form S-4 (File No. 333-271273) initially filed by SHBI with the Securities and Exchange Commission (the “SEC”) on April 14, 2023 and declared effective on May 8, 2023 (the “Registration Statement”).

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to SHBI’s Current Report on Form 8-K filed with the SEC on December 14, 2022, and incorporated into this Item 2.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the completion of the Merger, on July 1, 2023, SHBI assumed TCFC’s obligations as required by the indentures and certain related agreements with respect to TCFC’s outstanding trust preferred securities and subordinated notes, consisting of: (i) 4.75% fixed-to-floating rate subordinated notes due 2030 with an aggregate principal amount not in excess of $20,000,000 (the “2030 Notes”), (ii) floating rate junior subordinated debt securities due 2034 in an aggregate principal amount not in excess of $7,217,000 (the “2034 Debentures”) and (iii) floating rate junior subordinated deferrable interest debentures due 2035 in an aggregate principal amount not in excess of $5,155,000 (the “2035 Debentures,” and together with the 2030 Notes and the 2034 Debentures, the “Notes”), each previously issued or assumed by TCFC.

The supplemental indentures pursuant to which SHBI assumed each series of Notes, as well as the original indentures pursuant to which each such series of Notes was issued, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. SHBI agrees to furnish a copy of such indentures to the SEC upon request.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

At the Effective Time, in accordance with the terms of the Merger Agreement, SHBI and Shore United expanded the size of the SHBI Board of Directors (the “SHBI Board”) and the Shore United Board of Directors (the “Shore United Board”), respectively, to 20 directors, including 12 of the directors of SHBI and Shore United immediately prior to the Effective Time and eight former directors of TCFC and CBC immediately prior to the Effective Time.

Resignation of Directors

As previously disclosed, in connection with the transactions contemplated by the Merger Agreement, Lloyd L. Beatty, Jr. and Jeffrey E. Thompson tendered their resignations as a member of the SHBI Board and Shore United Board and from all committees of the SHBI Board and Shore United Board, in each case effective as of the Effective Time. Such resignations did not involve any disagreement with SHBI management or the SHBI Board on any matter relating to SHBI’s operations, policies or practices.

Continued Service of Directors; Appointment of Directors

The 12 directors of SHBI and Shore United designated by SHBI and Shore United, respectively, pursuant to the Merger Agreement, each of whom previously served, and continues to serve, as a member of the SHBI Board and Shore United Board, are as follows: Alan J. Hyatt, William E. Esham, III, John A. Lamon, Frank E. Mason, III, Esther A. Streete, David S. Jones, Clyde V. Kelly, III, David W. Moore, Dawn M. Willey, R. Michael Clemmer, Jr., James A. Judge and Konrad M. Wayson.

As previously disclosed, the eight directors designated by TCFC pursuant to the Merger Agreement, each of whom previously served as a member of the board of directors of TCFC and CBC, and were appointed by the SHBI Board and the Shore United Board, in each case effective as of the Effective Time, are as follows: Mary Todd Peterson, Rebecca M. McDonald to Class I, Michael B. Adams, James M. Burke, Austin J. Slater, Jr., Louis P. Jenkins, Jr. to Class II and Joseph V. Stone, Jr. and E. Lawrence Sanders, III to Class III (each, a “New Director” and, collectively, the “New Directors”). Biographical information related to the New Directors can be found in the annual report on Form 10-K/A filed by TCFC with the SEC on March 2, 2023 (the “TCFC 10-K/A”).

With the exception of Mr. Burke, each of the New Directors will receive the same compensation as currently paid to other SHBI Board and Shore United Board members. A description of SHBI’s standard non-employee director compensation arrangement is contained under the heading “Compensation of Non-Employee Directors” in SHBI’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 12, 2023. Biographical information for Mr. Burke and Mr. Capitani can be found in the TCFC 10-K/A.

Other than as previously described above and in the Registration Statement, there are no arrangements or understandings between any of the New Directors and any other person pursuant to which any of the New Directors have been designated to serve on the SHBI Board and Shore United Board. Additionally, there have been no transactions nor are there any proposed transactions between SHBI and any of the TCFC Director Nominees that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Appointment of Vice Chairman

As previously disclosed, pursuant to the Merger Agreement and the Bylaws Amendment (as defined below), effective as of the Effective Time, Austin J. Slater, Jr., the former chairman of the TCFC board of directors, was appointed as the Vice Chairman of the SHBI Board and the Shore United Board.

Board Committee Assignments after the Merger

The Audit Committee, Compensation Committee, Nominating & Governance Committee, Risk Management Committee and Executive Committee of the SHBI Board are comprised of the following members, in each case effective as of the Effective Time:

Audit Committee	Compensation Committee	Nominating & Governance Committee	Risk Management Committee	Executive Committee
Mary Todd Peterson (Chair)	Louis P. Jenkins, Jr. (Chair)	Clyde V. Kelly, III (Chair)	R. Michael Clemmer, Jr. (Chair)	Alan J. Hyatt (Chair)
James M. Burke (ex-officio)	James M. Burke (ex-officio)	James M. Burke (ex-officio)	James M. Burke (ex-officio)	Michael B. Adams
Alan J. Hyatt (ex-officio)	William E. Esham, III	Alan J. Hyatt (ex-officio)	Alan J. Hyatt (ex-officio)	James M. Burke (ex-officio)
James A. Judge	Alan J. Hyatt (ex-officio)	Louis P. Jenkins, Jr.	James A. Judge	R. Michael Clemmer, Jr.
Rebecca M. McDonald	David S. Jones	David S. Jones	Frank E. Mason	William E. Esham, III
Austin J. Slater, Jr. (ex-officio)	Clyde V. Kelly, III	John A. Lamon	Rebecca M. McDonald	Louis P. Jenkins, Jr.
Esther A. Streete	John A. Lamon	Frank E. Mason	E. Lawrence Sanders, III	Clyde V. Kelly, III
Konrad M. Wayson	David W. Moore	Austin J. Slater, Jr. (ex-officio)	Austin J. Slater, Jr. (ex-officio)	Mary Todd Peterson
Dawn M. Willey	Mary Todd Peterson	Joseph V. Stone, Jr.	Konrad M. Wayson	Austin J. Slater, Jr. (ex-officio)
	Austin J. Slater, Jr. (ex-officio)		Dawn M. Willey	Esther A. Streete

Officer Appointments and Compensatory Arrangements

Officer Appointments

As previously disclosed, pursuant to the terms of the Merger Agreement, effective as of the Effective Time, James M. Burke, the former President and Chief Executive Officer of TCFC, was appointed as President and Chief Executive Officer of SHBI and Shore United and Todd L. Capitani, the former Chief Financial Officer of TCFC, was appointed as the Chief Financial Officer of SHBI and Shore United.

Other than with respect to the Employment Agreements, the Burke Retention Agreement, the Capitani Retention Agreement (each defined below) and the Merger Agreement, there are no arrangements or understandings between Mr. Burke or Mr. Capitani and any person to which each was appointed as the President and Chief Executive Officer of SHBI and Chief Financial Officer of SHBI, respectively. There are no family relationships between any of Mr. Burke, Mr. Capitani and any of SHBI’s directors or executive officers or persons nominated or chosen by SHBI to become a director of executive officer. Mr. Burke and Mr. Capitani are not a party to any transactions requiring disclosure under Item 404(a) of Regulation S-K.

Resignation of Chief Executive Officer

As previously disclosed, pursuant to the terms of the Merger Agreement, effective as of the Effective Time, Lloyd L. Beatty, Jr., the President and Chief Executive Officer of SHBI and Shore United, resigned from his positions as President and Chief Executive Officer of SHBI and Shore United. In connection with his resignation, Mr. Beatty received the benefits pursuant to his existing change in control agreement with SHBI, as described in the Registration Statement under the section titled “The Merger — Interests of Certain SHBI Directors and Executive Officers in the Merger — Change in Control Agreements” and SHBI’s definitive proxy statement, filed with the SEC on April 12, 2023 under the section titled “Compensation Discussion and Analysis — Change in Control Agreements.” Mr. Beatty executed a separation agreement, which includes a general release of claims in connection with the payment under his Change in Control Agreement with SHBI, which includes non-competition and non-solicitation covenants for one year following his termination of employment. Mr. Beatty’s resignation is not due to a disagreement with SHBI management or the SHBI Board on any matter relating to SHBI’s operations, policies or practices.

Termination of Chief Financial Officer

Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, Vance W. Adkins, SHBI’s and Shore United’s Chief Financial Officer, terminated his employment with SHBI. Mr. Adkins received the benefits pursuant to his existing change in control agreement with SHBI, as described in the Registration Statement under the section titled “The Merger — Interests of Certain SHBI Directors and Executive Officers in the Merger — Change in Control Agreements.” Mr. Adkins executed a separation agreement, which includes a general release of claims in connection with the payments under his change in control agreement with SHBI, which includes non-competition and non-solicitation covenants for one year following his termination of employment.

Assumption of Employment Agreements

As described in the Registration Statement, pursuant to the terms of the Merger Agreement, effective as of the Effective Time, Mr. Burke and Mr. Capitani entered into an Assumption and Amendment of Employment Agreement (each an “Employment Agreement” and, collectively, the “Employment Agreements”) pursuant to which SHBI agreed to assume all of the rights and obligations under each of their employment agreements with TCFC, which are described in the TCFC 10-K/A and attached thereto as Exhibits 10.57 and 10.56, respectively. Pursuant to the Employment Agreements, following the expiration of each of Mr. Burke’s and Mr. Capitani’s Employment Agreements on the second anniversary of the Effective Time, Mr. Burke and Mr. Capitani will be eligible to enter into a change of control agreement with SHBI, the form which was agreed upon prior to the Effective Time.

The foregoing description of the Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Employment Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated into this Item 5.02 by reference.

Retention Bonus Agreements

As previously described in the Registration Statement in the sections titled “The Merger — Interests of Certain SHBI Directors and Executive Officers in the Merger” and “The Merger — Interests of Certain TCFC Directors and Executive Officers in the Merger,” effective as of the Effective Time, SHBI entered into retention agreements with each of Mr. Burke (the “Burke Retention Agreement”), Mr. Capitani (the “Capitani Retention Agreement”) and Ms. Donna Stevens (the “Stevens Retention Agreement”).

The Burke Retention Agreement, Capitani Retention Agreement and Stevens Retention Agreement provide for a one-time cash retention award of $200,000, $43,998 and $45,566, respectively, and an equity grant of SHBI Restricted Stock Units (“RSUs”), with respect to 13,409, 10,727 and 3,942 shares of SHBI Common Stock, respectively, under the Company’s 2016 Stock and Incentive Compensation Plan, which will vest 50% on each of the first and second anniversaries of the Effective Date subject to continued employment through such dates. If Mr. Burke’s, Mr. Capitani’s or Ms. Steven’s employment is terminated by SHBI without “Cause” (as defined in the applicable agreement), prior to the applicable vesting date, the unvested RSUs shall vest and be paid within 30 days following the applicable termination date. In consideration of their continued employment, Mr. Burke, Mr. Capitani and Ms. Stevens waived “good reason” for terminations under their existing employment agreements that arise from changes in their responsibilities or duties pursuant to the Merger.

The foregoing descriptions of the Burke Retention Agreement, the Capitani Retention Agreement and the Stevens Retention Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively and incorporated into this Item 5.02 by reference.

Beatty Consulting Agreement

Effective as of the Effective Time, Shore United entered into a consulting agreement with Mr. Beatty (the “Consulting Agreement”). The term of the Consulting Agreement commenced as of the Effective Time of the Merger and continues for six months thereafter, unless terminated earlier in accordance with the terms of the Consulting Agreement. Mr. Beatty will not receive consideration for his services under the Consulting Agreement.

Item 5.03.	Amendments To Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, SHBI filed Articles of Amendment with the Maryland State Department of Assessments and Taxation for the purposes of amending its Amended and Restated Articles of Incorporation to increase the number of authorized shares of SHBI Common Stock from 35,000,000 to 50,000,000 (the “Articles of Amendment”). The Articles of Amendment became effective on July 1, 2023, immediately prior to the Effective Time.

Effective immediately prior to the Effective Time, SHBI’s Amended and Restated By-Laws were amended to provide for the position of Vice Chairman of the SHBI Board and set forth the duties and responsibilities of the Vice Chairman of the SHBI Board.

The foregoing descriptions of the Articles of Amendment and SHBI’s Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and Second Amended and Restated By-Laws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report and incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On July 3, 2023, SHBI and TCFC issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, and such information and Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements of TCFC required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number
2.1	Agreement and Plan of Merger, dated as of December 14, 2022, by and between Shore Bancshares, Inc. and The Community Financial Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed with the SEC on December 14, 2022)
3.1	Articles of Amendment of the Amended and Restated Articles of Incorporation of Shore Bancshares, Inc., effective as of July 1, 2023
3.2	Second Amended and Restated By-Laws of Shore Bancshares, Inc., dated July 1, 2023
10.1	Assumption and Amendment of Employment Agreement, dated as of July 1, 2023, by and between Shore Bancshares, Inc. and James M. Burke
10.2	Assumption and Amendment of Employment Agreement, dated as of July 1, 2023, by and between Shore Bancshares, Inc. and Todd L. Capitani
10.3	Retention Agreement, dated as of July 1, 2023, by and between Shore Bancshares, Inc. and James M. Burke
10.4	Retention Agreement, dated as of July 1, 2023, by and between Shore Bancshares, Inc. and Todd L. Capitani
10.5	Retention Agreement, dated as of July 1, 2023, by and between Shore Bancshares, Inc. and Donna Stevens
99.1	Joint Press release, dated July 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: July 3, 2023	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer